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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1999

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                         AIRTOUCH COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        1-12342                    NO. 94-3213132
(State or other jurisdiction     (Commission File Number)             (IRS Employer
      of incorporation)                                            Identification No.)
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             ONE CALIFORNIA STREET, SAN FRANCISCO, CALIFORNIA 94111
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 658-2000

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ITEM 5. OTHER EVENTS.

    AirTouch Communications, Inc. ("AirTouch"), a Delaware corporation, has entered into an Agreement and Plan of Merger (the "Agreement") dated January 15, 1999, with Vodafone Group Public Limited Company ("Vodafone"), an English public limited company, and Apollo Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Vodafone ("Merger Sub"). Subject to the conditions set forth in the Agreement, Merger Sub will be merged with and into AirTouch (the "Merger"), upon which the separate corporate existene of Merger Sub shall cease and AirTouch shall continue as the surviving corporation, with each share of AirTouch Common Stock being converted into the right to receive five Ordinary Shares of Vodafone and $9.00 in cash, subject to adjustment as set forth in the Agreement.

    The foregoing summary of certain principal terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

    A copy of the press release relating to the Merger is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
 EXHIBIT NO.   DESCRIPTION
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
         2.1   Agreement and Plan of Merger dated January 15, 1999 among Vodafone Group Public Limited Company
                 ("Vodafone"), an English public limited company, AirTouch Communications, Inc. a Delaware corporation
                 ("AirTouch") and Apollo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of
                 Vodafone ("MergerSub" and, together with AirTouch, the "Constituent Corporations").

        99.1   Press Release dated January 17, 1999.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AIRTOUCH COMMUNICATIONS, INC.

                                By:  /S/ MOHAN S. GYANI
                                     -----------------------------------------
                                     TITLE: Executive Vice President and
                                          Chief Financial Officer

Date: January 18, 1999

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